                                S1 Corporation

                               POWER OF ATTORNEY
                        For Executing Forms 3, 4, and 5

                  Know all by these presents, that the undersigned hereby
constitutes and appoints each of Richard Dobb, Esq., Stuart Stein, Esq.,
Daniel Keating, Esq. and Amit Saluja, Esq. signing singly, his true and lawful attorney-in-fact to:

                 1.        execute for and on behalf of the undersigned
                           Forms 3, 4, and 5 in  accordance with Section
                           16(a) of the Securities Exchange Act of 1934, as
                           amended, and the rules thereunder;

                 2.        do and perform, any and all acts for and on behalf
                           of the  undersigned which may be necessary or
                           desirable to complete the execution of any such
                           Form 3, 4, or 5 and the timely filing of such form
                           with the United States Securities and Exchange
                           Commission and any other authority; and

                 3.        take any other action of any type whatsoever in
                           connection with the foregoing which, in the opinion
                           of such attorney-in-fact, may be of benefit to, in
                           the best interest of, or legally required by, the
                           undersigned, it being understood that the
                           documents executed by such attorney-in-fact on
                           behalf of the undersigned pursuant to this Power of
                           Attorney shall be in such form and shall contain
                           such terms and conditions as such attorney-in-fact
                           may approve in his discretion.

                  The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934, as amended.

                  IN WITNESS WHEREOF, the  undersigned has caused this
Power of Attorney to be executed as of this 30th day of September, 2004.

                                                        /s/ John W. Spiegel
                                                        John W. Spiegel